UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 30, 2020

SYNNEX CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-31892	94-2703333
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

44201 Nobel Drive, Fremont, California	94538
(Address of principal executive offices)	(Zip Code)

(510) 656-3333
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SNX	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01Entry into a Material Definitive Agreement.

On November 30, 2020, in connection with the separation of SYNNEX Corporation’s (“SYNNEX”) technology-infused customer experience solutions business through the distribution of 100% of the outstanding common stock, par value $0.0001 per share, of Concentrix Corporation, a wholly owned subsidiary of SYNNEX (“Concentrix”), to SYNNEX’ stockholders (the “Distribution”), SYNNEX entered into several agreements with Concentrix that govern the relationship of the parties following the Distribution, including the following:

•	Separation and Distribution Agreement;

•	Employee Matters Agreement;

•	Tax Matters Agreement; and

•	Commercial Agreement.

A summary of certain material features of the agreements can be found in the section entitled “Certain Relationships and Related Party Transactions” in Concentrix’ Information Statement (the “Information Statement”), which is included as Exhibit 99.1 to Concentrix’ Amendment No. 3 to the Registration Statement on Form 10 (File No. 001-39494) filed with the Securities and Exchange Commission on November 4, 2020. This summary is incorporated by reference into this Item 1.01 as if restated in full. This summary is qualified in its entirety by reference to the Separation and Distribution Agreement, Employee Matters Agreement, Tax Matters Agreement and Commercial Agreement, which are included with this report as Exhibits 10.1, 10.2, 10.3 and 10.4, respectively, each of which is incorporated herein by reference.

Item 2.01Completion of Acquisition or Disposition of Assets.

At 12:01 a.m., Eastern Time, on December 1, 2020, SYNNEX effected the Distribution and completed the separation of Concentrix from SYNNEX. Concentrix is now an independent public company trading under the symbol “CNXC” on The Nasdaq Global Select Market. The Distribution was made to SYNNEX stockholders of record as of the close of business on November 17, 2020 (the “Record Date”), who received one share of Concentrix common stock for each share of SYNNEX common stock held as of the Record Date.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 1, 2020, Christopher Caldwell, Chief Executive Officer of Concentrix, resigned from SYNNEX.

Item 8.01. Other Events.

On December 1, 2020, SYNNEX issued a press release announcing the completion of the Distribution. The full text of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 8.01.

Item 9.01.      Financial Statements and Exhibits.

The unaudited pro forma consolidated financial information of SYNNEX giving effect to the Distribution, and the related notes thereto, have been derived from its historical consolidated financial statements and are attached hereto as Exhibit 99.2.

(d) Exhibits

Exhibit No.	Description of Document
10.1	Separation and Distribution Agreement between SYNNEX Corporation and Concentrix Corporation, dated as of November 30, 2020.*
10.2	Employee Matters Agreement between SYNNEX Corporation and Concentrix Corporation, dated as of November 30, 2020.

10.3	Tax Matters Agreement between SYNNEX Corporation and Concentrix Corporation, dated as of November 30, 2020.
10.4	Master Commercial Agreement between SYNNEX Corporation and Concentrix Corporation, dated as of December 1, 2020.
99.1	Press Release dated December 1, 2020,
99.2	Unaudited pro forma consolidated financial information
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*  Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. SYNNEX Corporation hereby undertakes to furnish copies of any of the omitted schedules and exhibits upon request by the U.S. Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 2, 2020	SYNNEX CORPORATION

	By:	/s/ Simon Y. Leung
Simon Y. Leung Senior Vice President, General Counsel and Corporate Secretary

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